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                                                             EXHIBIT 4.1


No.                                                                       Shares
   -----------                                                ------------


                                   STOCKPOINT.



THIS CERTIFIES THAT                                          is the owner of
                   -----------------------------------------
                                                 Shares of the Capital Stock of
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transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

           IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be
hereunto affixed this                day of                      A.D.
                      --------------        --------------------



                           SHARES      $         EACH



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                                  CERTIFICATE
                                      FOR
                                     SHARES
                                     OF THE
                                 CAPITAL STOCK

                                   ISSUED TO

                                      DATE


         For Value Received              hereby sell, assign and transfer unto
                            ------------

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                                                                        Shares
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of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ---------------------------------------------
Attorney to transfer the said Stock on the books of the within named Company with full power of substitution in the premises.
         Dated
              ---------------------------
              In presence of
                            ---------------------------------------------------


                           NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
                       MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                        FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                         ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.